                                                                    EXHIBIT 10.1


                 SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE

         This Settlement Agreement and Mutual General Release ("Agreement") is made and entered into this 2nd day of December, 2002 (the "Effective Date") by and among SurgiCare, Inc. ("SurgiCare"), Thomas Yerden ("Yerden") and TLC Capital Corporation ("TLC"), in consideration of the money, promises, covenants and mutual releases exchanged herein.

         WHEREAS, SurgiCare, Yerden and TLC previously entered into a Stock Purchase Agreement dated May 16, 2002 (the "SPA"), whereby SurgiCare agreed, inter alia, to purchase from Yerden and TLC (Yerden and TLC are collectively referred to herein as "Seller") all of the shares of stock of Aspen Healthcare, Inc. ("Aspen");

         WHEREAS, pursuant to the terms of the SPA, the closing of the sale of such stock of Aspen was to occur on May 30, 2002;

         WHEREAS, as SurgiCare did not meet certain obligations under the SPA, including its obligation to deliver the purchase price as required by Section 2A(iii) of the SPA, the Closing did not occur on May 30, 2002;

         WHEREAS, SurgiCare and Seller amended the SPA on June 14, 2002 (the "First Amendment") whereby the parties agreed, inter alia: (1) upon a new closing date of either August 6, 2002 or, at the latest, September 14, 2002, and
(2) that Seller reserved its rights relating to any claims that it had against SurgiCare for its failure to consummate the transactions set forth in the SPA;

         WHEREAS, SurgiCare again failed to meets its obligations to deliver the purchase price by the new closing dates set forth in the First Amendment; and

         WHEREAS, SurgiCare and Seller desire to settle and resolve their differences, including, but not limited to, all matters pertaining to SurgiCare's failure to consummate the transactions mentioned above, as well as any claims that SurgiCare and Seller have or may have against or with respect to each other, on the terms and conditions set forth herein.

         IT IS THEREFORE AGREED:

         1.       PAYMENTS BY SURGICARE

         In exchange and in consideration for the releases, promises and covenants of Seller contained herein, SurgiCare agrees as follows:

                  (a) Seller shall retain all amounts designated by the SPA and First Amendment as "Non-Refundable", with Seller having no obligation to return any amounts or items previously paid or transferred to Seller by SurgiCare except as provided herein;

                  (b) Upon the Effective Date, SurgiCare shall pay to Yerden $24,000 by certified check or wire transfer payable to Thomas Yerden, and to TLC $76,000 by certified check or wire transfer payable to TLC Capital Corporation;

                  (c) Upon the Effective Date, SurgiCare will purchase for $2.24 per share the 75,000 shares of common stock of SurgiCare previously provided to Yerden. Payment will be made to Yerden upon the Effective Date by SurgiCare's delivery by certified checks or wire transfer to Yerden in the amount of$168,000;

                  (d) If TLC, within 30 days of the Effective date, delivers to SurgiCare 16,400 shares of SurgiCare stock, SurgiCare will, within 5 days of delivery of such stock, deliver to TLC the amount of $36,736 by certified check or wire transfer payable to TLC Capital Corporation;

                  (e) Upon the Effective Date, SurgiCare agrees to amend the 32,829 warrants for shares of common stock of SurgiCare previously provided to Yerden and the 103,957 warrants for shares of common stock of SurgiCare previously provided to TLC (collectively, the "Original Warrants") by executing the amendments attached hereto as Exhibits A and B;

                  (f) Upon the Effective Date, SurgiCare will provide Seller a total of 200,000 warrants for shares of common stock of SurgiCare by executing the warrants attached hereto as Exhibits C and D, with 48,000 of said warrants to be delivered to Yerden and 152,000 of said warrants to he delivered to TLC (collectively, the "Settlement Warrants"); and

                  (g) The parties acknowledge and agree that any shares of SurgiCare Common Stock issued to either TLC or Yerden upon the exercise of any of the

                           Original Warrants or the Settlement Warrants shall be subject to the restrictions of Rule 144 promulgated under the Securities Act of 1933, as amended, provided, SurgiCare shall have delivered an opinion of counsel which states that the holding period for Rule 144 purposes for the issuance of SurgiCare Common Stock underlying the Original Warrants shall be deemed to begin on May 16, 2002. SurgiCare hereby covenants and agrees that if it files a registration statement with the United States Securities and Exchange Commission to register the issuance of any shares or other securities, it shall register, on behalf of Yerden and TLC, that number of shares of SurgiCare Common Stock issuable upon exercise of the Original Warrants and the Settlement Warrants in accordance with the registration representations, warranties and covenants set forth in the Registration Rights Agreements attached as Exhibits E and F hereto. SurgiCare further expressly acknowledges and agrees all terms set forth in Exhibit E and Exhibit F, including all duties, obligations and covenants therein.

         2.       MUTUAL RELEASES

                  (a) SurgiCare, on behalf of itself, its related entities, parent companies, officers, employees, directors, shareholders, creditors, agents, representatives, attorneys, assigns, predecessors and successors (hereinafter collectively referred to as the "SurgiCare-Parties"), hereby: (i) release and forever discharge each of Yerden and TLC, and their respective related entities, parent companies, officers, employees, directors, shareholders, agents, representatives, attorneys, assigns predecessors, successors, heirs, executors, and administrators (hereinafter collectively referred to as the "Seller-Parties"), from any and all demands, obligations, agreements, promises, representations, damages, suits, liabilities, causes of action, remedies, or claims of any type the SurgiCare-Parties now have, or ever have had, as of the date hereof or at any time prior to the date hereof, including, but not limited to, all claims arising (or which could have arisen) out of the SPA, First Amendment, and all negotiations and business dealings relating to those agreements and this Agreement, as well as those arising under any federal, state or local statute and all claims or actions arising under the common law of any state; and (ii) covenant and agree never to institute directly or indirectly any action of any type for any demands, obligations, agreements, promises, representations, damages, suits, liabilities, causes of action, remedies, or claims of any type that the SurgiCare-Parties now have, or ever have had, as of the date hereof or at any time prior to the date hereof, including, but not limited to, all claims arising (or which could have arisen) out of the SPA, First Amendment, and all negotiations and business dealings relating to those agreements and this Agreement, as well as those arising under any federal, state or local statute and all claims or actions arising under the common law of any state, against any of the Seller-Parties.

                  (b) Subject to Section 7 herein, Seller hereby: (i) releases and forever discharges the SurgiCare-Parties from any and all demands, obligations, agreements, promises, representations, damages, suits, liabilities, causes of action, remedies, or claims of any type Seller now has, or ever has had, as of the date hereof or at any time prior to the date hereof, including, but not limited to, all claims arising (or which could have arisen) out of the SPA, First Amendment, and all negotiations and business dealings relating to those agreements and this Agreement, as well as those arising under any federal, state or local statute and all claims or actions arising under the common law of any state; and (ii) covenants and agrees never to institute directly or indirectly any action of any type for any demands, obligations, agreements, promises, representations, damages, suits, liabilities, causes of action, remedies, or claims of any type Seller now has, or ever has had, as of the date hereof or at any time prior to the date hereof, including, but not limited to, all claims arising (or which could have arisen) out of the SPA, First Amendment, and all negotiations and business dealings relating to those agreements and this Agreement, as well as those arising under any federal, state or local statute and all claims or actions arising under the common law of any state, against any of the SurgiCare-Parties.

         3.       INDEMNIFICATION BY SURGICARE

         SurgiCare agrees to unconditionally indemnify and hold each of the Seller-Parties harmless from and against any claim, loss, damage, demand, deficiency, expense, liability, suit or judgment (including reasonable attorney's fees and costs of defense or investigation related thereto) which arises out of or relates to the SPA, the First Amendment, this Agreement or the any of the Exhibits to this Agreement, as well as any negotiations and business dealings relating to those agreements. Without limiting the generality of the foregoing, SurgiCare explicitly agrees that its obligation to indemnify under this provision will apply to any claims brought by its former or current shareholders, officers, board members or executives, by any governmental agency, or by its creditors or successors, and that SurgiCare will fully defend and indemnify and hold each Seller-Party harmless from and against any and all actions or claims (including without limitation any and all expenses, costs or fees related to defending against such claims and actions, and any and all penalties and damages relating to any such claims and actions) brought by any of such parties.

         4.       NO PRIOR ASSIGNMENT

         SurgiCare and Seller each represent and warrant to the other that they have not assigned any of the demands, obligations, agreements, promises, representations, damages, suits, liabilities, causes of action, remedies, or claims of any type described in Section 2 above and have not authorized any other person or entity to assert any such demands, obligations, agreements, promises, representations, damages, suits, liabilities, causes of action, remedies, or claims of any type on their behalf.

         5.       TERMINATION

         SurgiCare and Seller agree that the SPA and First Amendment are terminated in their entirety and, with the exception of the obligations to one another hereunder, neither party shall have any further obligations whatsoever to the other, except as provided under Section 7 herein.

         6.       AGREEMENT BINDING UPON SUCCESSORS

         This Agreement shall be binding upon and inure to the benefit of SurgiCare and Seller, as well as their respective representatives, predecessors, successors, creditors and assigns.

         7.       BREACH BY SURGICARE

         In the event that SurgiCare breaches any of its obligations under this Agreement or any related agreements delivered in connection herewith (including but not limited to those contained in Section 1 above and in any Exhibits attached hereto), or if SurgiCare brings any action, suit, claim or counterclaim of any type against any of the Seller-Parties, the Seller-Parties shall not be bound by the releases contained herein and may pursue any claims they have against SurgiCare, including those relating to the SPA and First Amendment. In any such claims, the Seller-Parties may pursue any and all damages they may have relating to SurgiCare's breaches of the SPA and First Amendment and will not be limited to the compromise amounts contained herein.

Specifically, SurgiCare agrees and acknowledges that Sellers' damages resulting from SurgiCare's breaches of the SPA and First Amendment exceed $1,000,000. This provision provides for the discontinuance of only Seller's obligations under
Section 2(b) herein upon the events specified in this Section 7, and shall not be construed to effect the remaining provisions of this Agreement or require Seller to return any amounts paid to Seller pursuant to this Agreement.

         8.       FORUM SELECTION AND ATTORNEY'S FEES TO SELLER

         Any claim brought by any of the SurgiCare-Parties against any of the Seller-Parties must be brought in state or federal court in Denver, Colorado, which shall be the sole and exclusive forum for any and all such disputes. Moreover, if any of the Seller-Parties are the prevailing party in any such dispute, they shall be entitled to their attorney's fees and costs.

         9.       NONDISPARAGEMENT

         SurgiCare agrees that they will not communicate in any manner (whether written, orally, electronically or otherwise) any statements concerning Seller or Aspen which are disparaging in nature, including but not limited to any statements indicating that SurgiCare's failure to purchase the stock of Aspen was due to any actions or condition of Aspen.

         10.      APPLICABLE LAW

         This Agreement shall be governed by and construed in accordance with the laws of Delaware, without giving effect to any rules, principles or provisions of choice of law or conflict of laws.

         11.      COUNTERPARTS

         This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall be deemed a completed instrument.

         12.      REPRESENTATION BY COUNSEL

         Both parties agree and acknowledge that they have consulted with their respective legal counsel regarding this Agreement and the matters referenced herein, and that they knowingly and willfully enter into this Agreement and intend to be bound by same.

         13.      CAPTIONS

         Captions contained in this Agreement are for convenience only, and shall have no legal or binding effect.

         14.      ENTIRE AGREEMENT

         This Agreement constitutes and contains the entire agreement and understanding between SurgiCare and Seller concerning the subject matter of this Agreement, and supersedes all prior negotiations, proposed agreements, and understandings, if any, between each other.

         IN WITNESS WHEREOF, the parties have executed this Settlement Agreement and Mutual General Release as of the date first written above.

                                          SURGICARE, INC.

                                          By:  /s/ KENT LEBLANC
                                              ---------------------------------
                                          Name:  Kent Leblanc
                                               --------------------------------
                                          Title: CEO
                                                 ------------------------------


                                          THOMAS YERDEN

                                          /s/ THOMAS YERDEN
                                          -------------------------------------

                                          TLC CAPITAL CORPORATION

                                          By:  /s/ ROBERT W. MAY
                                              ---------------------------------
                                          Name: Robert W. May
                                               --------------------------------
                                          Title: Secretary
                                                 ------------------------------

                                    EXHIBIT A

                      FIRST AMENDMENT TO WARRANT AGREEMENT

         This First Amendment (the "First Amendment") to the Warrant Agreement (the "Warrant") by SurgiCare, Inc., a Delaware corporation (the "Company"), in favor of TLC Capital Corporation (the "Holder") is entered into as of the 2nd day of December, 2002, by and between the Company and the Holder.

         WHEREAS, in connection with, and in consideration of the terms and conditions of, that certain Stock Purchase Agreement entered into by and among the Company, the Holder and Thomas Yerden ("Yerden"), dated May 16, 2002, the Company and the Holder entered into the Warrant pursuant to which the Holder is entitled to purchase 103,957 "Shares" (as defined in the Warrant); and

         WHEREAS, in connection with, and in consideration of the terms and conditions of, that certain Settlement Agreement entered into by and among the Company, the Holder and Yerden, dated December 2, 2002 (the "Settlement Agreement"), the Company and the Holder desire to amend certain terms of the Warrant.

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       Exercise of Warrants.

         a. Section 1(a) of the Warrant is hereby amended by deleting the phrase "as promptly as practicable" and inserting the phrase "within five (5) days" in its place.

         b. Section 1(b) of the Warrant is deleted in its entirety and replaced with the following:

                  (b) This Warrant may be exercised, as to any shares of Common Stock pursuant to this Warrant Agreement, at a price of $0.32 per share (the "Exercise Price"). Holder shall have the right to purchase 103,957 Shares of Common Stock underlying this Warrant Agreement beginning December 2, 2002. The Warrant shall expire upon the close of business December 2, 2007.

         c. Section 1(c) of the Warrant is hereby amended by inserting the word "Shares" immediately before the word "determined."

2. Shares Underlying Warrants. Section 4 of the Warrant is hereby amended by adding the following phrase immediately before the period at the end of the section, ", with transferability subject to compliance with applicable securities laws."

3. Disposition of Warrants or Shares. Section 5 of the Warrant is hereby deleted in its entirety and replaced with the following:

         5. Disposition of Warrants of Shares. It shall be a condition to the transfer of this Warrant that any transferee of this Warrant deliver to the Company his/its written agreement to accept and be bound by all of the terms and conditions of this Warrant Agreement, as amended.

4. Effective Date. This First Amendment shall become effective as of the day and year first above written (the "Effective Date").

5. Reaffirmation. Except for the amendments set forth herein, the Warrant shall continue to be in full force and effect in accordance with the terms and conditions therein, and the Warrant is hereby ratified and affirmed. After the Effective Date, each reference to the Warrant in any other instrument or document shall be deemed a reference to the Warrant as amended hereby, unless the context otherwise requires.

6. No Waiver. Neither the execution, delivery or performance of this First Amendment shall operate as a waiver of any right, power or remedy exercisable by any party hereto in accordance with the Warrant.

7. Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of Delaware, without reference to its conflict of law principles.

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment or have caused this First Amendment to be duly executed by its duly authorized representative as of the day and year first written above.


                                              SURGICARE, INC.


                                              By: /s/ KEITH LEBLANC
                                                  -----------------------------
                                              Title: CEO
                                                     --------------------------


                                              HOLDER:

                                              TLC CAPITAL CORPORATION


                                          By:  /s/ ROBERT W. MAY
                                              ---------------------------------
                                          Title: Secretary
                                                 ------------------------------

                                    EXHIBIT B

                      FIRST AMENDMENT TO WARRANT AGREEMENT

         This First Amendment (the "First Amendment") to the Warrant Agreement (the "Warrant") by SurgiCare, Inc., a Delaware corporation (the "Company"), in favor of Thomas Yerden (the "Holder") is entered into as of the 2nd day of December, 2002, by and between the Company and the Holder.

         WHEREAS, in connection with, and in consideration of the terms and conditions of, that certain Stock Purchase Agreement entered into by and among the Company, the Holder and TLC Capital Corporation ("TLC"), dated May 16, 2002, the Company and the Holder entered into the Warrant pursuant to which the Holder is entitled to purchase 32,829 "Shares" (as defined in the Warrant); and

         WHEREAS, in connection with, and in consideration of the terms and conditions of, that certain Settlement Agreement entered into by and among the Company, the Holder and TLC, dated December 2, 2002 (the "Settlement Agreement"), the Company and the Holder desire to amend certain terms of the Warrant.

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       Exercise of Warrants.

         a. Section 1(a) of the Warrant is hereby amended by deleting the phrase "as promptly as practicable" and inserting the phrase "within five (5) days" in its place.

         b. Section 1(b) of the Warrant is deleted in its entirety and replaced with the following:

                  (b) This Warrant may be exercised, as to any shares of Common Stock pursuant to this Warrant Agreement, at a price of $0.32 per share (the "Exercise Price"). Holder shall have the right to purchase 32,829 Shares of Common Stock underlying this Warrant Agreement beginning December 2, 2002. The Warrant shall expire upon the close of business December 2, 2007.

         c. Section 1(c) of the Warrant is hereby amended by inserting the word "Shares" immediately before the word "determined."

2. Shares Underlying Warrants. Section 4 of the Warrant is hereby amended by adding the following phrase immediately before the period at the end of the section, ", with transferability subject to compliance with applicable securities laws."

3. Disposition of Warrants or Shares. Section 5 of the Warrant is hereby deleted in its entirety and replaced with the following:

         5. Disposition of Warrants of Shares. It shall be a condition to the transfer of this Warrant that any transferee of this Warrant deliver to the Company his/its written agreement to accept and be bound by all of the terms and conditions of this Warrant Agreement, as amended.

4. Effective Date. This First Amendment shall become effective as of the day and year first above written (the "Effective Date").

5. Reaffirmation. Except for the amendments set forth herein, the Warrant shall continue to be in full force and effect in accordance with the terms and conditions therein, and the Warrant is hereby ratified and affirmed. After the Effective Date, each reference to the Warrant in any other instrument or document shall be deemed a reference to the Warrant as amended hereby, unless the context otherwise requires.

6. No Waiver. Neither the execution, delivery or performance of this First Amendment shall operate as a waiver of any right, power or remedy exercisable by any party hereto in accordance with the Warrant.

7. Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of Delaware, without reference to its conflict of law principles.


         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment or have caused this First Amendment to be duly executed by its duly authorized representative as of the day and year first written above.

                                            SURGICARE, TNC.


                                            By: /s/ KEITH LEBLANC
                                                -----------------------------
                                            Title: CEO
                                                   --------------------------






                                            HOLDER:

                                            /s/ THOMAS YERDEN
                                            -----------------------------------
                                                      Thomas Yerden
                                            Address:  603 5. Broadway, Suite B
                                                      Boulder, Colorado 80305

                                    EXHIBIT C

                                WARRANT AGREEMENT

               WARRANT TO PURCHASE 152,000 SHARES OF COMMON STOCK

                                 SURGICARE, INC.
                            (a Delaware corporation)
                         12727 Kimberley Lane, Suite 200
                              Houston, Texas 77024

                             Not Exercisable Except
                        upon Conditions Herein Specified

         SURGICARE, INC., a Delaware corporation ("Company"), hereby certifies that TLC CAPITAL CORPORATION, its registered successors and permitted assigns registered on the books of the Company maintained for such purposes, as the registered holder hereof ("Holder"), for value received in connection with that certain Settlement Agreement by and between the Company, Holder and Thomas Yerden, dated December 2, 2002 (the "Settlement Agreement"), is entitled to purchase from the Company the number of fully paid and non-assessable shares of Common Stock of the Company, $.005 par value ("Shares" or "Common Stock"), stated above at the purchase price per Share set forth in Section 1(b) below (the number of Shares and Exercise Price being subject to adjustment as hereinafter provided) upon the terms and conditions herein provided.

         1.       Exercise of Warrants.

                  (a) Subject to subsection (b) of this Section 1, upon presentation and surrender of this Warrant Agreement, with the attached Purchase Form duly executed, at the principal office of the Company, or at such other place as the Company may designate by written notice to the Holder hereof, together with a certified or bank cashier's check payable to the order of the Company in the amount of the Exercise Price times the number of Shares being purchased (or in the case of exercise pursuant to Section 1 (c)(i) or (ii), as set forth in such sections), the. Company shall deliver to the Holder hereof within five (5) days, certificates representing the Shares being purchased. This Warrant may be exercised in whole or in part; and, in case of exercise hereof in part only, the Company, upon surrender hereof, will deliver to the Holder a new Warrant Agreement or Warrant Agreements of like tenor entitling the Holder to purchase the number of Shares as to which this Warrant has not been exercised at the same Exercise Price as determined by this Warrant Agreement.

                  (b) This Warrant may be exercised, as to any shares of Common Stock pursuant to this Warrant Agreement, at a price of $0.32 per share (the "Exercise Price"). Holder shall have right to purchase 152,000 shares of Common Stock underlying this Warrant Agreement beginning December 2, 2002. The Warrant shall expire upon the close of business December 2, 2007.

                  (c) The Exercise Price shall be payable at the time of exercise. The Exercise Price may be paid in cash (by cashiers' check) or by: (i) surrender of shares of Common Stock of the Company already owned by the Holder, or (ii) by converting this Warrant Agreement into Shares as provided in this
Section 1 (c)(ii), each election to be effected by surrender of this

Warrant Agreement to the Company, together with the Net Issuance Exercise Notice in the form attached hereto indicating such election, in which case the Company shall issue to the Holder the number of Shares determined as follows:


                  X = Y (A-B)      Where: X = the number of Shares to be issued
                      -------
                         A                Y = the number of Shares as to which
                                              the Warrant Agreement is being
                                              exercised

                                          A = the Fair Market Value (as defined
                                              below) of one Share

                                          B = Exercise Price

         For purposes of the above calculations, the Fair Market Value of a Share shall be determined as of the time of exercise to be equal to the average of the closing bid and asked prices of the Common Stock as quoted in the Over-the Counter Market Summary or the last reported sale price of the Common Stock quoted on the American Stock Exchange or the closing price on any exchange on which the Common Stock is then listed.

         2.       Exchange of Warrant.

                  At any time prior to the exercise hereof, upon presentation and surrender to the Company, this Warrant may be exchanged, alone or with other Warrants of like tenor registered in the name of the Holder, for another Warrant or other Warrants of like tenor in the name of such Holder exercisable for the same aggregate number of Shares as the Warrant or Warrants surrendered.

         3.       Rights and Oblations of Warrant Holder.

                  (a) The Holder of this Warrant Agreement shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity; provided, however, that in the event that any certificate representing the Shares is issued to the Holder hereof upon exercise of this Warrant, such Holder shall, for all purposes, be deemed to have become the holder of record of such Shares on the date on which this Warrant Agreement, together with a duly executed Purchase Form, was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such Share certificate. The rights of the Holder of this Warrant are limited to those expressed herein and the Holder of this Warrant, by its acceptance hereof, consents to and agrees to be bound by and to comply with all the provisions of this Warrant Agreement, including, without limitation, all the obligations imposed upon the Holder hereof by Sections 2 and 5 hereof. In addition, the Holder of this Warrant Agreement, by accepting the same, agrees that the Company may deem and treat the person in whose name this Warrant Agreement is registered on the books of the Company maintained for such purposes as the absolute, true and lawful owner for all purposes whatsoever, notwithstanding any notation of ownership or other writing thereon, and the Company shall not be affected by any notice to the contrary.

                  (b) No Holder of this Warrant Agreement shall be entitled to vote or receive dividends or to be deemed the holder of Shares for any purpose, nor shall anything contained in this Warrant Agreement be construed to confer upon any Holder of this Warrant Agreement any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any action by the Company, whether upon any recapitalization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise, receive notice of meetings or other action affecting stockholders (except for notices provided for herein), receive dividends, subscription rights, or otherwise, until this Warrant shall have been exercised and the Shares purchasable upon the exercise thereof shall have become deliverable as provided herein; provided, however, that any such exercise on any date when the stock transfer books of the Company shall be closed shall constitute the person in whose name the certificate for those Shares are to be issued as the record holder thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open, and the Warrant surrendered shall not be deemed to have been exercised, in whole or in part as the case may be, until the next succeeding day on which stock transfer books are open for the purpose of determining entitlement to dividends on the Company's common stock.

         4.       Shares Underlying Warrants.

                  The Company covenants and agrees that all Shares delivered upon exercise of this Warrant shall, upon delivery of payment therefor, be duly and validly authorized and issued, fully paid and non-assessable and free and clear of all taxes, liens and charges of any kind whatsoever, with transferability subject to compliance with applicable securities laws.

         5.       Disposition of Warrants or Shares.

                  It shall be a condition to the transfer of this Warrant that any transferee of this Warrant deliver to the Company his/its written agreement to accept and be bound by all of the terms and conditions of this Warrant Agreement.

         6.       Adjustments.

                  The number of Shares purchasable upon the exercise of each Warrant is subject to adjustment from time to time upon the occurrence of any of the events enumerated below:

                  (a) If at any time after the date of this Warrant and so long as this Warrant is outstanding, there is a stock split, stock dividend, subdivision, or similar distribution with respect to the Common Stock, or a combination of the Common Stock, then, in such event, the Exercise Price shall be adjusted in accordance with (b) below.

                  (b) Immediately upon the effective date of any event requiring adjustment pursuant to (a), the Company shall adjust the Exercise Price then in effect (to the nearest whole cent) as follows:

                           (i) in the event such adjustment is caused by a
                  forward stock split, stock dividend, subdivision, or other similar distribution of shares of Common Stock, the Exercise Price in effect, immediately prior to the effective date of such event shall be decreased to an amount which shall bear the same relation to the Exercise Price in effect immediately prior to such event as the total number of shares of Common Stock outstanding immediately prior to such event bears to the total number of shares of Common Stock outstanding immediately after such event;

                           (ii) in the event such adjustment is caused by a
                  combination of shares of Common Stock, the Exercise Price in effect immediately prior to the close of business on the effective date of such event shall be increased to an amount which shall bear the same relation to the Exercise Price in effect immediately prior to such event as the total number of shares of Common Stock outstanding immediately prior to such event bears to the total number of shares of Common Stock outstanding immediately after such event.

                  (c) Upon each adjustment of the Exercise Price pursuant to (b) above, the Warrant outstanding prior to such adjustment in the Exercise Price shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares of Common Stock (calculated to the nearest hundredth) obtained by (i) multiplying the number of shares of Common Stock issuable upon exercise of the Warrant prior to adjustment of the number of shares of Common Stock by the Exercise Price in effect prior to adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect after such adjustment of the exercise price.

                  (d) In case the Company (i) consolidates with or merges into any other entity and is not the continuing or surviving entity of such consolidation or merger, or (ii) permits any other entity to consolidate with or merge into the Company and the Company is the continuing or surviving Company but, in connection with such consolidation or merger, the Common Stock is changed into or exchanged for common stock or other securities of any other entity or cash or any other assets, or (iii) transfers all or substantially all of its properties and assets to any other entity, or (iv) effects a reorganization or reclassification of the equity of the Company in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or assets with respect to or in exchange for Common Stock, then, and in each such case, proper provision shall be made so that, upon the exercise of this Warrant at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, the Holder shall be entitled to receive (at the aggregate Exercise Price in effect for Common Stock issuable upon such exercise of this Warrant immediately prior to such consummation), in lieu of Common Stock issuable upon such exercise of this Warrant prior to such consummation, the stock and other securities, cash and assets to which such Holder would have been entitled upon such consummation if such Holder had so exercised this Warrant immediately prior thereto.

         7.       Loss or Destruction.

                  Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Agreement and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement or bond satisfactory in form, substance and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of this Warrant Agreement, the Company will execute and deliver, in lieu thereof, a new Warrant Agreement of like tenor.

         8.       Survival.

                  The various rights and obligations of the Holder hereof as set forth herein shall survive the exercise of the Warrants represented hereby and the surrender of this Warrant Agreement

         9.       Notices.

                  Whenever any notice, payment of any purchase price, or other communication is required to be given or delivered under the terms of this Warrant, it shall be in writing and delivered by hand delivery or United States registered or certified mail, return receipt requested, postage prepaid (or similar delivery if outside of the United States), and will be deemed to have been given or delivered on the date such notice, purchase price or other communication is so delivered or posted, as the case may be; and, if to the Company, it will be addressed to the address specified on the cover page hereof, and if to the Holder, it will be addressed to the address appearing on the signature page hereto.

                                          SURGICARE, INC.

                                          By:  /s/ KEITH LEBLANC
                                              ---------------------------------
                                          Title: CEO
                                                 ------------------------------

                                          HOLDER


                                          TLC CAPITAL CORPORATION

                                          By:  /s/ ROBERT W. MAY
                                              ---------------------------------
                                          Name: Robert W. May
                                               --------------------------------
                                          Title: Secretary
                                                 ------------------------------

                                  PURCHASE FORM
                  (To be signed only upon exercise of Warrant)

To SurgiCare, Inc.:

         The undersigned, the holder of the enclosed Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ________________ (*) shares of Common Stock of SurgiCare, Inc. and herewith makes payment of $______________________ therefor, and requests that the certificate or certificates for such shares be issued in the name of and delivered to the undersigned.

Dated:
       -----------------------------


                                     ------------------------------------------
                                     (Signature must conform in all respects to name of holder as specified on the face of the enclosed Warrant)


                                     ------------------------------------------

                                     ------------------------------------------
                                     (Address)


                                     ------------------------------------------
                                     (SSN#)


----------

(*) Insert here the number of shares called for on the face of the Warrant without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant Agreement pursuant to which the Warrant was granted, may be delivered upon exercise.

                         NOTICE OF NET ISSUANCE EXERCISE


To:                            :
    ---------------------------

         The undersigned hereby irrevocably elects to convert the attached Warrant Agreement into such number of shares of Common Stock of SurgiCare, Inc., a Delaware corporation (the "Company"), as is determined pursuant to Section 1 (c)(ii) of the attached Warrant Agreement. The undersigned requests that certificates of such net issuance shares be delivered to the address of the undersigned stated below.




Dated:

Name of Holder of Warrant:
                           -----------------------------------------------------
                                           (please print)


Address:
         ----------------------------------------------------------------------

Signature:
           --------------------------------------------------------------------

                                    EXHIBIT D


                                WARRANT AGREEMENT

                WARRANT TO PURCHASE 48,000 SHARES OF COMMON STOCK

                                 SURGICARE, INC.
                            (a Delaware corporation)
                         12727 Kimberley Lane, Suite 200
                              Houston, Texas 77024

                             Not Exercisable Except
                        upon Conditions Herein Specified

         SURGICARE, INC., a Delaware corporation ("Company"), hereby certifies that THOMAS YERDEN, his registered successors and permitted assigns registered on the books of the Company maintained for such purposes, as the registered holder hereof ("Holder"), for value received in connection with that certain Settlement Agreement by and between the Company, Holder and TLC Capital Corporation dated December 2, 2002 (the "Settlement Agreement"), is entitled to purchase from the Company the number of fully paid and non-assessable shares of Common Stock of the Company, $.005 par value ("Shares" or "Common Stock"), stated above at the purchase price per Share set forth in Section 1(b) below (the number of Shares and Exercise Price being subject to adjustment as hereinafter provided) upon the terms and conditions herein provided.

         1. Exercise of Warrants.

                  (a) Subject to subsection (b) of this Section 1, upon presentation and surrender of this Warrant Agreement, with the attached Purchase Form duly executed, at the principal office of the Company, or at such other place as the Company may designate by written notice to the Holder hereof, together with a certified or bank cashier's check payable to the order of the Company in the amount of the Exercise Price times the number of Shares being purchased (or in the case of exercise pursuant to Section 1(c)(i) or (ii), as set forth in such sections), the Company shall deliver to the Holder hereof, within five (5) days, certificates representing the Shares being purchased. This Warrant may be exercised in whole or in part; and, in case of exercise hereof in part only, the Company, upon surrender hereof, will deliver to the Holder a new Warrant Agreement or Warrant Agreements of like tenor entitling the Holder to purchase the number of Shares as to which this Warrant has not been exercised at the same Exercise Price as determined by this Warrant Agreement.

                  (b) This Warrant may be exercised, as to any shares of Common Stock pursuant to this Warrant Agreement, at a price of $0.32 per share (the "Exercise Price"). Holder shall have right to purchase 48,000 shares of Common Stock underlying this Warrant Agreement beginning December 2, 2002. The Warrant shall expire upon the close of business December 2, 2007.

                  (c) The Exercise Price shall be payable at the time of exercise. The Exercise Price may be paid in cash (by cashiers' check) or by: (i) surrender of shares of Common Stock of the Company already owned by the Holder, or (ii) by converting this Warrant Agreement into Shares as provided in this
Section 1(c)(ii), each election to be effected by surrender of this

Warrant Agreement to the Company, together with the Net Issuance Exercise Notice in the form attached hereto indicating such election, in which case the Company shall issue to the Holder the number of Shares determined as follows:

                  X = Y (A-B)       Where: X = the number of Shares to be issued
                      -------
                         A                 Y = the number of Shares as to which
                                               the Warrant Agreement is being
                                               exercised

                                           A = the Fair Market Value (as defined
                                               below) of one Share

                                           B = Exercise Price

         For purposes of the above calculations, the Fair Market Value of a Share shall be determined as of the time of exercise to be equal to the average of the closing bid and asked prices of the Common Stock as quoted in the Over-the-Counter Market Summary or the last reported sale price of the Common Stock quoted on the American Stock Exchange or the closing price on any exchange on which the Common Stock is then listed.

         2. Exchange of Warrant.

                  At any time prior to the exercise hereof, upon presentation and surrender to the Company, this Warrant may be exchanged, alone or with other Warrants of like tenor registered in the name of the Holder, for another Warrant or other Warrants of like tenor in the name of such Holder exercisable for the same aggregate number of Shares as the Warrant or Warrants surrendered.

         3. Rights and Oblations of Warrant Holder.

                  (a) The Holder of this Warrant Agreement shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity; provided, however, that in the event that any certificate representing the Shares is issued to the Holder hereof upon exercise of this Warrant, such Holder shall, for all purposes, be deemed to have become the holder of record of such Shares on the date on which this Warrant Agreement, together with a duly executed Purchase Form, was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such Share certificate. The rights of the Holder of this Warrant are limited to those expressed herein and the Holder of this Warrant, by his acceptance hereof, consents to and agrees to be bound by and to comply with all the provisions of this Warrant Agreement, including, without limitation, all the obligations imposed upon the Holder hereof by Sections 2 and 5 hereof. In addition, the Holder of this Warrant Agreement, by accepting the same, agrees that the Company may deem and treat the person in whose name this Warrant Agreement is registered on the books of the Company maintained for such purposes as the absolute, true and lawful owner for all purposes whatsoever, notwithstanding any notation of ownership or other writing thereon, and the Company shall not be affected by any notice to the contrary.

                  (b) No Holder of this Warrant Agreement shall be entitled to vote or receive dividends or to be deemed the holder of Shares for any purpose, nor shall anything contained in this Warrant Agreement be construed to confer upon any Holder of this Warrant Agreement any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any action by the Company, whether upon any recapitalization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise, receive notice of meetings or other action affecting stockholders (except for notices provided for herein), receive dividends, subscription rights, or otherwise, until this Warrant shall have been exercised and the Shares purchasable upon the exercise thereof shall have become deliverable as provided herein; provided, however, that any such exercise on any date when the stock transfer books of the Company shall be closed shall constitute the person in whose name the certificate for those Shares are to be issued as the record holder thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open, and the Warrant surrendered shall not be deemed to have been exercised, in whole or in part as the case may be, until the next succeeding day on which stock transfer books are open for the purpose of determining entitlement to dividends on the Company's common stock.

         4. Shares Underlying Warrants.

                  The Company covenants and agrees that all Shares delivered upon exercise of this Warrant shall, upon delivery of payment therefor, be duly and validly authorized and issued, fully paid and non-assessable and free and clear of all taxes, liens and charges of any kind whatsoever, with transferability subject to compliance with applicable securities laws.

         5. Disposition of Warrants or Shares.

                  It shall be a condition to the transfer of this Warrant that any transferee of this Warrant deliver to the Company his/its written agreement to accept and be bound by all of the terms and conditions of this Warrant Agreement.

         6. Adjustments.

                  The number of Shares purchasable upon the exercise of each Warrant is subject to adjustment from time to time upon the occurrence of any of the events enumerated below:

                  (a) If at any time after the date of this Warrant and so long as this Warrant is outstanding, there is a stock split, stock dividend, subdivision, or similar distribution with respect to the Common Stock, or a combination of the Common Stock, then, in such event, the Exercise Price shall be adjusted in accordance with (b) below.

                  (b) Immediately upon the effective date of any event requiring adjustment pursuant to (a), the Company shall adjust the Exercise Price then in effect (to the nearest whole cent) as follows:

                           (i) in the event such adjustment is caused by a
                  forward stock split, stock dividend, subdivision, or other similar distribution of shares of Common Stock, the Exercise Price in effect, immediately prior to the effective date of such event shall be decreased to an amount which shall bear the same relation to the Exercise Price in effect immediately prior to such event as the total number of shares of Common Stock outstanding immediately prior to such event bears to the total number of shares of Common Stock outstanding immediately after such event;

                           (ii) in the event such adjustment is caused by a
                  combination of shares of Common Stock, the Exercise Price in effect immediately prior to the close of business on the effective date of such event shall be increased to an amount which shall bear the same relation to the Exercise Price in effect immediately prior to such event as the total number of shares of Common Stock outstanding immediately prior to such event bears to the total number of shares of Common Stock outstanding immediately after such event.

                  (c) Upon each adjustment of the Exercise Price pursuant to (b) above, the Warrant outstanding prior to such adjustment in the Exercise Price shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares of Common Stock (calculated to the nearest hundredth) obtained by (i) multiplying the number of shares of Common Stock issuable upon exercise of the Warrant prior to adjustment of the number of shares of Common Stock by the Exercise Price in effect prior to adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect after such adjustment of the exercise price.

                  (d) In case the Company (i) consolidates with or merges into any other entity and is not the continuing or surviving entity of such consolidation or merger, or (ii) permits any other entity to consolidate with or merge into the Company and the Company is the continuing or surviving Company but, in connection with such consolidation or merger, the Common Stock is changed into or exchanged for common stock or other securities of any other entity or cash or any other assets, or (iii) transfers all or substantially all of its properties and assets to any other entity, or (iv) effects a reorganization or reclassification of the equity of the Company in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or assets with respect to or in exchange for Common Stock, then, and in each such case, proper provision shall be made so that, upon the exercise of this Warrant at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, the Holder shall be entitled to receive (at the aggregate Exercise Price in effect for Common Stock issuable upon such exercise of this Warrant immediately prior to such consummation), in lieu of Common Stock issuable upon such exercise of this Warrant prior to such consummation, the stock and other securities, cash and assets to which such Holder would have been entitled upon such consummation if such Holder had so exercised this Warrant immediately prior thereto.

         7. Loss or Destruction.

                  Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Agreement and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement or bond satisfactory in form, substance and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of this Warrant Agreement, the Company will execute and deliver, in lieu there of a new Warrant Agreement of like tenor.

         8. Survival.

                  The various rights arid obligations of the Holder hereof as set forth herein shall survive the exercise of the Warrants represented hereby and the surrender of this Warrant Agreement.

         9. Notices.

                  Whenever any notice, payment of any purchase price, or other communication is required to be given or delivered under the terms of this Warrant, it shall be in writing and delivered by hand delivery or United States registered or certified mail, return receipt requested, postage prepaid (or similar delivery if outside of the United States), and will be deemed to have been given or delivered on the date such notice, purchase price or other communication is so delivered or posted, as the case may be; and, if to the Company, it will be addressed to the address specified on the cover page hereof, and if to the Holder, it will be addressed to the address appearing on the signature page hereto,

                                       SURGICARE, INC.


                                       By: /s/ KEITH LEBLANC
                                          --------------------------------------

                                       Title: CEO
                                             -----------------------------------

                                       HOLDER:


                                       By: /s/ THOMAS YERDEN
                                          --------------------------------------
                                                Thomas Yerden
                                       Address: 603 5. Broadway
                                                Suite B
                                                Boulder, Colorado 80305

                                  PURCHASE FORM
                  (To be signed only upon exercise of Warrant)

To SurgiCare, Inc.:

         The undersigned, the holder of the enclosed Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _________(*) shares of Common Stock of SurgiCare, Inc. and herewith makes payment of $______________________ therefor, and requests that the certificate or certificates for such shares be issued in the name of and delivered to the undersigned.

Dated:
      ----------------------------


                                       -----------------------------------------
                                       (Signature must conform in all respects
                                       to name of holder as specified on the
                                       face of the enclosed Warrant)



                                       -----------------------------------------

                                       -----------------------------------------
                                       (Address)


                                       -----------------------------------------
                                       (SSN#)



----------

(*) Insert here the number of shares called for on the face of the Warrant without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant Agreement pursuant to which the Warrant was granted, may be delivered upon exercise.

                         NOTICE OF NET ISSUANCE EXERCISE

To:                               :
   -------------------------------


         The undersigned hereby irrevocably elects to convert the attached Warrant Agreement into such number of shares of Common Stock of SurgiCare, Inc., a Delaware corporation (the "Company"), as is determined pursuant to Section 1(c)(ii) of the attached Warrant Agreement. The undersigned requests that certificates of such net issuance shares be delivered to the address of the undersigned stated below.




Dated:
      -------------

Name of Holder of Warrant:
                          ------------------------------------------------------
                                             (please print)

Address:
        ------------------------------------------------------------------------

Signature:
          ----------------------------------------------------------------------

                                    EXHIBIT E

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement"), dated as of December 2, 2002, is by and between SURGICARE, INC., a Delaware corporation ("Company"), and Thomas Yerden ("Holder").

                                   WITNESSETH:

         WHEREAS, Holder was issued a warrant to purchase 48,000 shares of common stock dated the date hereof and a First Amendment to a warrant to purchase 32,829 shares of common stock (the 48,000 shares of common stock and 32,829 shares of common stock are collectively referred to as "Shares"); and

         WHEREAS, the Company desires to grant to Holder certain registration rights with respect to the Shares.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE ONE
                          Registration Rights Agreement

         SECTION 1.1 Registration Rights Available. Subject to the terms of this Agreement, the Company agrees to provide Holder with unlimited rights to register on a "piggy-back" basis all of the Shares upon any registration statement filed by the Company with the SEC. Such rights are referred to herein as "Registration Rights." With respect to the Shares described hereby, such Shares would include other securities issued or issuable at any time or from time to time in respect of the Shares upon a stock split, stock dividend, recapitalization or other similar event involving the Company (collectively, the "Securities").

         SECTION 1.2 Piggy-back Registration, With respect to Holder's Registration Rights, the parties agree as follows:

         (a) Pursuant to Section 1.1, the Company will (i) promptly give to Holder written notice of any registration statement relating to the Company securities; and (ii) include in such registration (and related qualification under blue sky laws or other compliance), all the Securities specified in Holder's written request or requests, mailed in accordance with Section 3.8 herein within 30 days after the date of such written notice from the Company.

         SECTION 1.3 Registration Procedure. With respect to each Registration Right, the following provisions shall apply:

         (a) Holder shall be obligated to furnish to the Company such information regarding the Securities and the proposed manner of distribution of the Securities as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein and shall otherwise cooperate with the Company in connection with such registration, qualification or compliance.

         (b) With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of Restricted Securities (as defined in Rule 144 under the Securities Act) to the public without registration, the Company agrees to use its best lawful efforts to:

                  (i) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times during which the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act");

                  (ii) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements); and

                  (iii) So long as Holder owns any Restricted Securities, to furnish to Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and with regard to the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as Holder may reasonably request in availing Holder of any rule or regulation of the Commission allowing Holder to sell any such securities without registration.

         (c) The Company agrees that it will furnish to Holder such number of prospectuses, offering circulars or other documents incident to any registration, qualification or compliance referred to herein as provided or, if not otherwise provided, as Holder from time to time may reasonably request.

         (d) All expenses (except for legal fees for Holder's attorney and any sales commission paid by Holder) of any registrations permitted pursuant to this Agreement and of all other offerings by the Company (including, but not limited to, the expenses of any qualifications under the blue-sky or other state securities laws and compliance with governmental requirements of preparing and filing any post-effective amendments required for the lawful distribution of the Securities to the public in connection with such registration, of supplying prospectuses, offering circulars or other documents) will be paid by the Company.

         (e) In connection with the preparation and filing of a registration statement under the Securities Act pursuant to this Agreement, the Company will give Holder, and Holder's counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto.

                                   ARTICLE TWO
                                 Indemnification

         SECTION 2.1 Indemnification by the Company. In the event of any registration of the Securities of the Company under the Securities Act, the Company agrees to indemnify and hold harmless Holder and each other person who participates as an underwriter in the offering or sale of such securities against any and all claims, demands, losses, costs, expenses, obligations, liabilities, joint or several, damages, recoveries and deficiencies, including interest, penalties and attorneys' fees (collectively, "Claims"), to which Holder or underwriter may become subject under the Securities

Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based on any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which Holder's Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse Holder and each such underwriter for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Claim (or action or proceeding in respect thereof); provided that the Company shall not be liable in any such case to the extent that any such Claim (or action or proceeding in respect thereof) or expense arises out of or is based on an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance on and in conformity with written information furnished to the Company through an instrument duly executed by Holder specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Holder or any such underwriter and shall survive the transfer of the Securities by Holder.

         SECTION 2.2 Indemnification by Holder. The Company may require, as a condition to including the Securities in any registration statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from Holder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.1) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company, within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance on and in conformity with written information furnished to the Company through an instrument duly executed by Holder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Notwithstanding the foregoing, the maximum liability hereunder which any holder shall be required to suffer shall be limited to the net proceeds to such Holder from the Shares sold by such Holder in the offering. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of the Securities by Holder.

         SECTION 2.3 Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a Claim referred to in this Article Two, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article Two, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnifying party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such Claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such Claim.



                                  ARTICLE THREE
                                  Miscellaneous

         SECTION 3.1 Consent to Amendments. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived only by the written agreement of the Company and Holder and shall be effective only to the extent specifically set forth in such writing.

         SECTION 3.2 Term of the Agreement. This Agreement shall terminate with respect to Holder one year from the date hereof.

         SECTION 3.3 Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto are transferable and will bind and inure to the benefit of the respective successors and assigns of the parties hereto, but only if so expressed in writing.

         SECTION 3.4 Severability. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         SECTION 3.5 Delays or Omissions. No failure to exercise or delay in the exercise of any right, power or remedy accruing to Holder on any breach or default of the Company under this Agreement shall impair any such right, power or remedy nor shall it be construed to be a waiver of any such breach or default.

         SECTION 3.6 Remedies Cumulative. All remedies under this Agreement, or by law or otherwise afforded to any party hereto shall be cumulative and not alternative.

         SECTION 3.7 Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. Unless clearly denoted otherwise, any reference to Articles or Sections contained herein shall be to the Articles or Sections of this Agreement.

         SECTION 3.8 Notices. Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, certified mail, return receipt requested, to the following addresses, and shall be deemed to have been received on the day of personal delivery or within three business days after deposit in the mail, postage prepaid:

                  If to the Company, to:

                  Surgicare, Inc.
                  12727 Kimberley Lane
                  Suite 200
                  Houston, Texas 77024
                  Attention: Keith LeBlanc

                  If to Holder, to:

                  --------------------------

                  --------------------------

                  --------------------------

         SECTION 3.9 Governing Law. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of Texas applicable to contracts made and to be performed in that state.

         SECTION 3.10 Final Agreement. This Agreement, together with those documents expressly referred to herein, constitutes the final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

         SECTION 3.11 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

         The parties hereto have executed this Agreement as of the date first set forth above.

                                       COMPANY:

                                       SURGICARE, INC.

                                       By /s/ KEITH LEBLANC
                                         ---------------------------------------
                                         Keith LeBlanc, President

                                     HOLDER:

                                     /s/ THOMAS R. YERDEN
                                     -------------------------------------------
                                     Printed Name  Thomas R. Yerden
                                                 -------------------------------

                                    EXHIBIT F
                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement"), dated as of December 2, 2002, is by and between SURGICARE, INC., a Delaware corporation ("Company"), and TLC Capital Corporation ("Holder").

                                   WITNESSETH:

         WHEREAS, Holder was issued a warrant to purchase 152,000 shares of common stock dated the date hereof and a First Amendment to a warrant to purchase 103,957 shares of common stock (the 152,000 shares of common stock and 103,957 shares of common stock are collectively referred to as "Shares"); and

         WHEREAS, the Company desires to grant to Holder certain registration rights with respect to the Shares.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE ONE
                          Registration Rights Agreement

         SECTION 1.1 Registration Rights Available. Subject to the terms of this Agreement, the Company agrees to provide Holder with unlimited rights to register on a "piggy-back" basis all of the Shares upon any registration statement filed by the Company with the SEC. Such rights are referred to herein as "Registration Rights." With respect to the Shares described hereby, such Shares would include other securities issued or issuable at any time or from time to time in respect of the Shares upon a stock split, stock dividend, recapitalization or other similar event involving the Company (collectively, the "Securities").

         SECTION 1.2 Piggy-back Registration. With respect to Holder's Registration Rights, the parties agree as follows:

         (a) Pursuant to Section 1.1, the Company will (i) promptly give to Holder written notice of any registration statement relating to the Company securities; and (ii) include in such registration (and related qualification under blue sky laws or other compliance), all the Securities specified in Holder's written request or requests, mailed in accordance with Section 3.8 herein within 30 days after the date of such written notice from the Company.

         SECTION 1.3 Registration Procedure. With respect to each Registration Right, the following provisions shall apply:

         (a) Holder shall be obligated to furnish to the Company such information regarding the Securities and the proposed manner of distribution of the Securities as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein and shall otherwise cooperate with the Company in connection with such registration, qualification or compliance.

         (b) With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of Restricted Securities (as defined in Rule 144 under the Securities Act) to the public without registration, the Company agrees to use its best lawful efforts to:

                  (i) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times during which the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act");

                  (ii) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements); and

                  (iii) So long as Holder owns any Restricted Securities, to furnish to Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and with regard to the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as Holder may reasonably request in availing Holder of any rule or regulation of the Commission allowing Holder to sell any such securities without registration.

         (c) The Company agrees that it will furnish to Holder such number of prospectuses, offering circulars or other documents incident to any registration, qualification or compliance referred to herein as provided or, if not otherwise provided, as Holder from time to time may reasonably request.

         (d) All expenses (except for legal fees for Holder's attorney and any sales commission paid by Holder) of any registrations permitted pursuant to this Agreement and of all other offerings by the Company (including, but not limited to, the expenses of any qualifications under the blue-sky or other state securities laws and compliance with governmental requirements of preparing and filing any post-effective amendments required for the lawful distribution of the Securities to the public in connection with such registration, of supplying prospectuses, offering circulars or other documents) will be paid by the Company.

         (e) In connection with the preparation and filing of a registration statement under the Securities Act pursuant to this Agreement, the Company will give Holder, and Holder's counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto.

                                   ARTICLE TWO
                                 Indemnification

         SECTION 2.1 Indemnification by the Company. In the event of any registration of the Securities of the Company under the Securities Act, the Company agrees to indemnify and hold harmless Holder and each other person who participates as an underwriter in the offering or sale of such securities against any and all claims, demands, losses, costs, expenses, obligations, liabilities, joint or several, damages, recoveries and deficiencies, including interest, penalties and attorneys' fees (collectively, "Claims"), to which Holder or underwriter may become subject under the Securities

Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based on any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which Holder's Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse Holder and each such underwriter for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Claim (or action or proceeding in respect thereof); provided that the Company shall not be liable in any such case to the extent that any such Claim (or action or proceeding in respect thereof) or expense arises out of or is based on an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance on and in conformity with written information furnished to the Company through an instrument duly executed by Holder specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Holder or any such underwriter and shall survive the transfer of the Securities by Holder.

         SECTION 2.2 Indemnification by Holder. The Company may require, as a condition to including the Securities in any registration statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from Holder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.1) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company, within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospects contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance on and in conformity with written information furnished to the Company through an instrument duly executed by Holder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Notwithstanding the foregoing, the maximum liability hereunder which any holder shall be required to suffer shall be limited to the net proceeds to such Holder from the Shares sold by such Holder in the offering. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of the Securities by Holder.

         SECTION 2.3 Notices of Claims. etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a Claim referred to in this Article Two, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article Two, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnifying party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such Claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such Claim.



                                  ARTICLE THREE
                                  Miscellaneous

         SECTION 3.1 Consent to Amendments. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived only by the written agreement of the Company and Holder and shall be effective only to the extent specifically set forth in such writing.

         SECTION 3.2 Term of the Agreement. This Agreement shall terminate with respect to Holder one year from the date hereof

         SECTION 3.3 Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto are transferable and will bind and inure to the benefit of the respective successors and assigns of the parties hereto, but only if so expressed in writing.

         SECTION 3.4 Severability. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         SECTION 3.5 Delays or Omissions. No failure to exercise or delay in the exercise of any right, power or remedy accruing to holder on any breach or default of the Company under this Agreement shall impair any such right, power or remedy nor shall it be construed to be a waiver of any such breach or default.

         SECTION 3.6 Remedies Cumulative. All remedies under this Agreement, or by law or otherwise afforded to any party hereto shall be cumulative and not alternative.

         SECTION 3.7 Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. Unless clearly denoted otherwise, any reference to Articles or Sections contained herein shall be to the Articles or Sections of this Agreement.

         SECTION 3.8 Notices. Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, certified mail, return receipt requested, to the following addresses, and shall be deemed to have been received on the day of personal delivery or within three business days after deposit in the mail, postage prepaid:

                  If to the Company, to:

                  Surgicare, Inc.
                  12727 Kimberley Lane
                  Suite 200
                  Houston, Texas 77024
                  Attention: Keith LeBlanc

                  If to Holder, to:

                  --------------------------

                  --------------------------

                  --------------------------

         SECTION 3.9 Governing Law. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of Texas applicable to contracts made and to be performed in that state.

         SECTION 3.10 Final Agreement. This Agreement, together with those documents expressly referred to herein, constitutes the final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

         SECTION 3.11 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

         The parties hereto have executed this Agreement as of the date first set forth above.

                                       COMPANY:

                                       SURGICARE, INC.


                                       By: /s/ KEITH LEBLANC
                                          --------------------------------------
                                          Keith LeBlanc, President

                                       HOLDER:


                                       /s/ ROBERT W. MAY
                                       -----------------------------------------
                                       Printed Name  Robert W. May
                                                   -----------------------------